BofA Securities 2020 Transportation & Industrials Virtual Conference Mark Aslett President and CEO Michael Ruppert Executive Vice President and CFO May 11, 2020 © 2020 Mercury Systems, Inc.

Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to fiscal 2020 business performance and beyond and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of epidemics and pandemics such as COVID, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and restructurings, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, increases in interest rates, changes to industrial security and cybersecurity regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2019, and as updated by the Company’s Current Report on Form 8-K filed on April 28, 2020. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. © 2020 Mercury Systems, Inc. 2

Pioneering a next-generation defense electronics company... • Unique business model at the intersection of high-tech and Defense • Make commercial technology profoundly more accessible • Provide all trusted and secure computers for A&D • Deployed on 300+ programs - serving defense Prime contractor outsourcing needs • FY14 - FY19 CAGR: – 26% Revenue; ~10% Organic – 34% GAAP Net Income* – 46% Adj. EBITDA – 29% Backlog • Defense industry’s highest Glassdoor employee ratings** …to address the industry's challenges and opportunities * GAAP Net Income CAGR FY15-FY19 © 2020 Mercury Systems, Inc. ** Source: Capital Alpha Partners, “Glassdoor Data & Defense: Not Much Change Over the Past Year”, August 21, 2018 3

Investment highlights Spent $1.3B since fiscal 2014 creating a unique business and model for A&D industry • Innovative growth company at the intersection of high-tech and defense – Focused on large, growing and well-funded addressable markets • Proven transformational business model for A&D industry – R&D levels 4-5x industry average as percent of revenue – Reusable, trusted and secure mission-critical technologies for speed, reduced risk and affordability – Industry-leading secure computing subsystems developed by a highly cleared workforce – Developed and produced in trusted facilities with a trusted supply chain – Destination employer and acquirer of choice • Low-risk content expansion strategies delivering above-average organic revenue CAGR – Upward vertical expansion for outsourced Tier 2 subsystems driving large dollar content increases – Horizontal adjacent market expansion into other platforms and programs with similar needs – Unique chip-scale innovation driving future highest-margin content expansion • Successful M&A strategy targeting new capabilities and market expansion – In-house deal origination, M&A execution and acquisition integration – Full integration drives substantial cost and revenue synergies over time – Multiple M&A themes ongoing – Scalable business platform Our financial performance in top 5% of similarly sized public companies © 2020 Mercury Systems, Inc. 4

Mercury's financial profile demonstrates our unique strategy



# of Companies
1,140
405
137
30
ALL NYSE AND NASDAQ U.S. LISTED COMPANIES WITH MARKET CAPITALIZATION BETWEEN $1B - $7B
LTM EBITDA Margin >20%
Revenue CAGR >10% 5-Year
LTM Revenue Growth >20%
TIER 2 DEFENSE INDEX MEDIAN
16%
4%
7%
mercury systems
22% Margin
28% Growth
20% Growth

Notes:

- LTM figures for Mercury are based on the trailing four fiscal quarters using information reported in Mercury's Form 10-Ks, Form 10-Qs and/or most recent earnings release.
- All other data per FactSet as of May 1, 2020. 5-year CAGR for market participants calculated per FactSet for the trailing four fiscal quarters available as of May 1, 2020 and the comparable historical period. Mercury 5-year CAGR calculated as the trailing four fiscal quarters ending fiscal Q3 FY20 compared to the trailing four fiscal quarters ending fiscal Q3 FY15. Financials represent reported results and are not adjusted for acquisitions or divestitures.
- TIER 2 DEFENSE INDEX: AAR, Aerojet Rocketdyne, AeroVironment, AXON Enterprise, Ball Corporation, BWX Technologies, Comtech Telecommunications Corp, Cubic, Curtiss-Wright, Ducommun, Elbit Systems, FLIR Systems, HEICO, Hexcel, Honeywell Intl, Kaman, Kratos Defense & Security Solutions, L3Harris Technologies, Maxar, Moog, Oshkosh, OSI Systems, Teledyne Technologies, Textron, TransDigm Group, Triumph Group, ViaSat, Woodward, Inc..

© 2020 Mercury Systems, Inc.

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Strategy delivering above-average growth and profitability Invest to grow organically 1 Invest in our people, processes, systems and trusted manufacturing assets to support continued organic growth Expand capabilities, market access and penetration through M&A 2 Create value through disciplined M&A and full acquisition integration to drive cost and revenue synergies Invest in trusted, secure innovations that matter 3 Commercially develop leading-edge technologies, customized for Aerospace and Defense applications, through above-industry investment in R&D Continuously improve operational capability and scalability 4 Deploy Mercury Operating System to drive transformational and sustainable business improvements and value creation across the enterprise Attract and retain the right talent 5 Support and promote our culture and values to attract, retain and engage the right talent © 2020 Mercury Systems, Inc. 6

Acquisitions initially transformed Mercury into a... • Acquired capabilities Sensor Processing Sensor Processing significantly expanded addressable market • Moved up the value chain • Model facilitates greater customer outsourcing • Accelerates customer supply chain transformation • Disintermediate traditional product-level competitors * • Low-risk, content expansion organic growth strategy • Future M&A opportunities * Represents carve-out acquisition from Microsemi Corp. ...Tier 2 provider of pre-integrated sensor processing subsystems © 2020 Mercury Systems, Inc. 7

Our overarching strategy however is to provide all types... Platform & Mission Management C3I Sensor Processing M ...of processing subsystems requiring trusted, secure computing © 2020 Mercury Systems, Inc. 8

Our goal is to also uniquely replicate our sensor... Sensor Processing Trusted and Secure Solutions Chip-Scale Application-Specific Customization ...processing subsystem integration strategy at chip scale © 2020 Mercury Systems, Inc. 9

This game-changing capability will enable new applications... New Modular IP Library Enables Rapid Affordable Customization Open systems at chip scale allows unprecedented configurability and flexibility Chiplets Trusted and Secure Solutions Best-of-breed Ecosystem from Multiple Vendors Application-Specific Customization ...and an additional dimension of highest-margin future growth © 2020 Mercury Systems, Inc. 10

We are simultaneously expanding our content footprint… Up to a 12x increase in content per system as customers outsource more due to secure computing requirements and as system complexity grows 1 C4I Tier 2 market SEMS Tier 2 market $22.6B Trusted and $17.4B 4.1% CAGR 3 Secure 2 4.6% CAGR Computing Provide all other Move into adjacent computers that need submarkets and trust, security, safety 44 other system sensors Up to another 2x higher-margin content increase per system as new trusted microelectronic capabilities enable new applications and performance … vertically while horizontally expanding our market access Notes: Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets © 2020 Mercury Systems, Inc. Sources: RSAdvisors research & analysis, November 2019. CAGRs referenced are for periods GFY19-GFY24. Numbers are rounded. 11

We are deployed on 300+ programs with 25+ Primes

Aerospace & Defense Platform and Systems Electronics Content

C4I

JLTV



WIN-T



KC-46



A330 MRTT



Aegis



Sensor & Effector Mission Systems

F-16



Reaper/Gorgon Stare



Triton



LTAMDS



Aegis



F-35



C-130



Global Hawk



Badger/Buzzard



SEWIP



Stormbreaker



PGK



MALD-J



Paveway



SM2/3/6



SNC Sierra Nevada Corporation · Raytheon Technologies · Northrop Grumman · DRS · BAE Systems · Airbus · SAIC · Lockheed Martin · L3Harris · General Atomics · Thales · Boeing

© 2020 Mercury Systems, Inc.

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Six major trends shaping the defense industry Political Dysfunction: 2019 Budget Control Act positive. Repeated Continuing Resolutions disrupting DoD budget process and spending. 2020 election. Pentagon attrition Increased Defense Spending Cycle: Rising interest rates, healthcare and social spending remain long-term issues; Significant platform electronics modernization underway Defense Procurement Reform: DoD focused on speeding up rate of innovation and fielding Other Transaction Authority (OTA) and Non-Traditional Defense Contractors (NTDCs) Innovation Challenges: Primes increasing headcount but recruitment challenges and aging workforce; Relatively low IRAD requires focused investment and increased outsourcing DoD needs more domestically-produced technology Leverage high-tech commercial investment and innovation; Address supply chain globalization and need for trust, security and assurance Challenging Global Security Environment: Chinese militarization and power projection, resurgent Russia and Middle East instability © 2020 Mercury Systems, Inc. 13

Our COVID-19 response • Created COVID-19 response team with four key goals to guide decision-making 1. Protect the health, safety and livelihoods of employees 2. Reduce and mitigate operational and financial risks in business 3. Continue to deliver on commitments to customers and shareholders 4. Continue mission-critical work to support ongoing security of U.S. • DHS classification as critical infrastructure enabling U.S. facilities to operate • All employees who can work from home are doing so • Adjusted workplace conditions to improve physical distancing and safety © 2020 Mercury Systems, Inc. 14

Business conditions remain robust • COVID-19 not expected to have near-term impact on defense spending • Brief delays in order approval and flow; no fundamental demand change • Benefiting from significant wave of sensor and C4I modernization • Healthy demand in weapons, space, avionics, mission computing • Favorable trends – delayering, flight to quality, outsourcing • Investments in people, processes, technologies, manufacturing paying off • Closely monitoring supply chain to mitigate risk, minimize impact • Significant efforts to increase physical distancing inside facilities Confident in ability to deliver against FY20 goals and objectives © 2020 Mercury Systems, Inc. 15

FY21 DoD PBR reflects 2019 BBA toplines for FY20-21… Topline Defense Budget vs. BCA Caps (Discretionary BA, Current $B) Budget Control Act 2011 (Base) Actual funding (Base) FY21 Administration Request (Base) 2019 Bipartisan Budget Act (BBA) Actual funding (Base + OCO) FY21 Administration Request (Base + OCO) $800 FY20 appropriations + CARES Act funding for DoD (subject to change) $768 $753 $750 $737 $723 $722 $758 $708 $743 $713 $700 $717 $702 $685 $706 $705 $671 $650 $636 $633 $617 $600 $606 $598 $581 $550 $522 $524 Defense (Base + OCO) CAGR 2020 - 2025 1.5% (excluding CARES) $500 2020 - 2025 1.2% (including CARES) 2018 - 2025 1.9% 2016 - 2025 3.2% $450 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Notes: FY20 051 appropriations amount $723B includes ~$8B of MILCON emergency requirements and ~$10B of CARES stimulus in OCO; FY20 051 appropriations amount $713 includes only ~$8B of MILCON emergency requirements in OCO; Budget and BCA Caps represent the 051 account (DoD); BBA 051 totals are estimated using 050 cap and typical 051 ratio Sources: BBA 2019, FY21 PBR, CBO, CRS, OMB, FY20 DoD Green Book, FY18-20 Defense Appropriations bills, RSAdvisors research & analysis …and calls for ~1.5% topline budget growth over the FYDP © 2020 Mercury Systems, Inc. 16

The A&D electronics systems market is over $125B annually

Our total addressable market is now ~$40B

	Aerospace & Defense Platform and Systems Electronics Content							
	C4I ($22.6B)*			Sensor & Effector Mission Systems ($17.4B)*				
	Platform & Mission Mgmt	C2I	Comms	EW	Radar	EO/IR	Acoustics	Weapons
								
	Avionics / Vetronics	***Command & Control / Battle Management***	***Dedicated Communications***	***Electronic Warfare***	***Radar***	***Electro-Optical/ Infrared***	***Acoustics***	***Missiles/ Munitions***
Definition	Control & operation of platform & mission systems	Processing & exploitation of information	Dissemination of information	Offensive / defensive exploitation of EM spectrum	Use of RF signal to detect, track, ID	Thermo-graphic camera with video output	Sound pulses to determine object location	Seekers, HEL, HPM Naval Launched Air Launched
2019 Market ($B)	**$28.1B** 4.0% '19-24 CAGR	**$37.0B** 2.8% '19-24 CAGR	**$17.1B** 3.7% '19-24 CAGR	**$9.7B** 4.0% '19-24 CAGR	**$10.4B** 3.4% '19-24 CAGR	**$11.6B** 3.8% '19-24 CAGR	**$4.0B** 5.2% '19-24 CAGR	**$5.8B** 4.0% '19-24 CAGR
2019 Tier 2* Market ($B)	**$7.1B** 4.8% '19-24 CAGR	**$7.6B** 3.7% '19-24 CAGR	**$7.9B** 3.8% '19-24 CAGR	**$5.9B** 4.1% '19-24 CAGR	**$5.3B** 3.7% '19-24 CAGR	**$2.3B** 5.1% '19-24 CAGR	**$1.0B** 6.0% '19-24 CAGR	**$2.9B** 4.4% '19-24 CAGR

Notes:
*Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Defense & Commercial Aerospace Markets
Sources: RSAdvisors research & analysis, November 2019. Numbers are rounded.

© 2020 Mercury Systems, Inc.

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Our capabilities and growth dimensions are well-aligned… • Addressable market growing GROWTH DIMENSIONS faster than DoD budget • Content per system increasing Content due to greater outsourcing, share gains and threat driven system complexity Geography Market • Acquisitions adding new capabilities, market access and increased penetration A&D • Winning new platforms and Industry programs as customers proliferate our solutions Program Platform • Adding new strategic accounts and strengthening product line sales to grow acquisitions Customer • Growing with customers internationally …with DoD investment priorities and overall industry trends © 2020 Mercury Systems, Inc. 18

Acquisitions and investments driving significant opportunity growth... • Total potential value grew Top 30 Programs & Pursuits Estimated Lifetime Value ($M) >5.2x to $10.6B in 6 years Radar EW C4I Weapons EO/IR Other • Significant Radar, EW, C4I, 12,000 8,572 10,6175,717 EO/IR and Weapons 288 opportunity pipeline 10,000 915 1,801 • 5, 717 Acquisitions bring new 8,000 Pursuit Possible programs and capabilities 3,135 1,823 Won • Larger, more diversified, 6,000 7,842 program base reduces risk 1,442 4,000 • Content expansion driving 2,303 4,900 above-average growth 2,045 Probable 2,000 Total • Outsourced integrated Pipeline subsystems 63% of top 30 0 program lifetime value FY14 FY14-FY20 Increase FY20 ...which in turn is driving strong results Note: Refer to Appendix for definitions of “Probable”, “Possible”, “Pursuit”, and “Won”. Probable and Possible values are as of the beginning of the referenced fiscal year. Numbers are rounded. © 2020 Mercury Systems, Inc. 19

Business model built for speed, innovation and affordability...



Prime Traditional COTS Product Integration
INTEGRATION
Classified Prime/Gov't IP
Proprietary Middleware
Operating System
Vendor A COTS
Vendor B COTS
Vendor C COTS
36+ months Time to Market
Government
Less Time
Less Risk
Lower Initial Cost
Lower Lifecycle Cost
Mercury Pre-integrated Trusted and Secure Computer Subsystem
Classified Prime/Gov't IP
Open Middleware & APIs
Trusted and Secure Mission Critical Technologies and Subsystems
Trusted Microelectronics
12 months Time to Market
Primes

...as customers outsource pre-integrated mission subsystems

© 2020 Mercury Systems, Inc.

20

Innovating and making mission-critical technologies profoundly... Trusted and Secure Mission-Critical Technologies and Subsystems ACQUIRE DIGITIZE PROCESS STORAGE EXPLOIT DISSEMINATE Leading conduit for SILICON SAFETY commercial silicon innovation Highest Safety Design into A&D market Assurance Levels (DAL) SPEED SECURITY SWaP SOFTWARE Highest Performance Industry-leading Processing & RFM Embedded Security Best Size, Weight & Open Software for Power with State-of- Low Risk Integration, the-Art Cooling Investment Protection Technology ...more accessible for systems that require trusted, secure computing © 2020 Mercury Systems, Inc. 21

Glassdoor current employee ratings

Validates Mercury's destination employer and acquirer of choice status

	Mercury Systems	Glassdoor Average	Proxy Peer Group[(1)]	Tier 2 Defense Company Index[(2)]
Overall Rating	4.6	3.5	3.5	3.6
Culture & Values	4.7	3.3	3.3	3.5
Work-Life Balance	4.1	3.4	3.5	3.6
Senior Management	4.6	3.2	3.1	3.2
Compensation & Benefits	4.5	3.1	3.3	3.6
Career Opportunities	4.6	3.0	3.2	3.4
Recommend to Friend	94%	63%	61%	69%
CEO Approval	96%	71%	75%	77%
Positive Business Outlook	95%	50%	51%	58%

(1) **PROXY PEER GROUP**: ADTRAN, Astronics Corp, Brooks Automation, Cognex Corp, Comtech Telecommunications Corp, Cray, CTS Corp, Diodes, Ducommun, II-VI, Infinera, iRobot Corp, Kratos Defense & Security Solutions, M/A-COM Technology Solutions Holdings, Methode Electronics, MKS Instruments, NETGEAR, NetScout Systems, Novanta, OSI Systems, Ribbon Communications, Rogers Corp.

(2) **TIER 2 DEFENSE INDEX:** AAR Corp, Aerojet Rocketdyne, AeroVironment, AXON Enterprises, Ball Aerospace, BWX Technologies, Comtech Telecom, Cubic Corp, Curtiss Wright Corp, Ducommun, Elbit Systems, FLIR Systems, Heico, Hexcel, Honeywell Int'l, Kaman, KBR, Kratos Defense, L3Harris, Maxar, MOOG, Oshkosh Defense, OSI Systems, Teledyne Technologies, Textron, Transdigm Group, Triumph Group, Viasat Inc, Woodward Aerospace.

Source: Glassdoor, Inc., May 5, 2020

© 2020 Mercury Systems, Inc.

22

We have executed on a disciplined and focused M&A strategy 2019 Tier 2* Market ($B) & CY’19-24 CAGR (%) Aerospace & Defense Platform and Systems Electronics Content C4I ($22.6B)* Sensor & Effector Mission Systems ($17.4B)* Platform & Mission Mgmt C2I Comms EW Radar EO/IR Acoustics Weapons Command & Avionics / Dedicated Electronic Electro-Optical/ Missiles/ Control / Battle Radar Acoustics Vetronics Communications Warfare Infrared Munitions Management Organic (1) (1) $7.1B $7.6B $7.9B $5.9B $5.3B $2.3B $1.0B $2.9B 4.8% 3.7% 3.8% 4.1% 3.7% 5.1% 6.0% 4.4% Notes: *Tier 2 includes embedded computing and subsystems with RF content. Includes US Government and Global Commercial Aerospace Markets Sources: RSAdvisors research & analysis, November 2019. Numbers are rounded. (1) Represents carve-out acquisition from Microsemi Corp. © 2020 Mercury Systems, Inc. 23

Mercury M&A philosophy and value creation blueprint Culture & Values Assess cultural fit and rapidly enculturate the acquiree Full Integration We believe in full integration – We’re not a holding company Unify Brand One Brand – Mercury Systems Combine Like Entities Combine like businesses or product lines to gain scale and efficiencies Consolidate Manufacturing Invest capital to consolidate and modernize manufacturing facilities Deploy Common Processes & Systems Deploy scalable enterprise processes, systems, security, collaboration Invest R&D Leverage G&A Raise R&D to accelerate new design wins. Centralize G&A where possible Accelerate Organic Growth Strategic account and solution sales model to accelerate organic growth Continuously Improve Matrix structure drives clarity, consistency, continuous improvement Deliver Results Common business management process and operating cadence © 2020 Mercury Systems, Inc. 24

We’re a leader in trusted, secure technologies and subsystems Innovative growth company at intersection of high tech and defense Proven transformational business model for A&D industry Low-risk content expansion strategies with substantial headroom Successful M&A strategy targeting new capabilities and market expansion Financial performance in top 5% of similarly sized public companies © 2020 Mercury Systems, Inc. 25

Financial Overview Michael Ruppert Executive Vice President & CFO © 2020 Mercury Systems, Inc.

The evolution of Mercury Systems

In millions, except percentage and per share data.

		LTM Q3 FY15	LTM Q3 FY20	Change
Valuation	Market Capitalization[1,2]	$477	$4,816	10x
	Enterprise Value[1,2]	$411	$4,609	11x
Operational	Revenue[2]	$224	$756	3x
	Adj. EBITDA[2] *% Margin*	$37 *16%*	$165 *22%*	4x *+~600 bps*
	Adj. EPS[2]	$0.65	$2.06	3x
Strategy	Number of Acquisitions[3]	N.A.	11	N.M.
	Capital Deployed[3]	N.A.	$804	N.M.

Notes
(1) Valuation for LTM Q3 FY15 based on basic shares from the cover page of the Company's Q3 FY15 10-Q and stock price as of May 1, 2015. Valuation for LTM Q3 FY20 based on basic shares from the cover page of the Company's Q3 FY20 10-Q and stock price as of May 1, 2020.
(2) Trailing four fiscal quarters ended Q3 FY15 and Q3 FY20, respectively. Operational figures are based on fiscal year and fiscal quarter results as reported in the Company's Form 10-Ks, Form 10-Qs and/or most recent earnings release. Historical results are as reported, not pro forma for acquisitions. As of Q1 FY19, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which incudes gains or losses on foreign currency measurement and fixed assets sales and disposals among other adjustments.
(3) Acquisitions completed and capital deployed in acquisitions FY15-FY20 YTD.

© 2020 Mercury Systems, Inc.

27

Mercury has delivered strong financial results


Revenue
20% YoY
26% CAGR
209
235
270
409
493
655
756
FY14
FY15
FY16
FY17
FY18
FY19
LTM Q3FY20


GAAP Income
62% YoY
(4.1)
14.4
19.7
24.9
40.9
46.8
71.3
FY14
FY15
FY16
FY17
FY18
FY19
LTM Q3FY20


GAAP EPS
43% YoY
(0.13)
0.44
0.56
0.58
0.86
0.96
1.32
FY14
FY15
FY16
FY17
FY18
FY19
LTM Q3FY20


Backlog
38% YoY
29% CAGR
174
208
288
357
447
625
770
FY14
FY15
FY16
FY17
FY18
FY19
LTM Q3FY20


Adj. EBITDA
13% YoY
46% CAGR
22
44
56
93
115
145
165
11%
19%
21%
23%
23%
22%
22%
FY14
FY15
FY16
FY17
FY18
FY19
LTM Q3FY20


Adj. EPS
13% YoY
40% CAGR
0.34
0.80
0.94
1.12
1.41
1.84
2.06
FY14
FY15
FY16
FY17
FY18
FY19
LTM Q3FY20

Notes: For the fiscal years ended June 30, as reported in the Company's Form 10-Ks. CAGR figures for the period FY14-FY19. LTM and YoY figures are based on the trailing four fiscal quarters using information reported in the Company's Form 10-Ks, Form 10-Qs and/or most recent earnings release. Numbers are rounded. Per share data is presented on a fully diluted basis. As of July 1, 2018, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which includes gains or losses on foreign currency remeasurement and fixed assets sales and disposals among other adjustments. Adjusted EBITDA for prior periods has been recast for comparative purposes. Effective as of the third quarter of fiscal 2020, the Company has added back incremental COVID related expenses. Effective as of the third quarter of fiscal 2020, the Company has revised its definition of adjusted income and adjusted earnings per share to incorporate other non-operating adjustments, which includes gains or losses on foreign currency remeasurement, investments and fixed assets sales or disposals among other adjustments. Adjusted EPS for prior periods has been recast for comparative purposes.

© 2020 Mercury Systems, Inc.

28

Content expansion from modules to subsystems Revenue and Growth by Content and Tier ($M) Components Modules & Subassemblies Integrated Subsystems • Components: 700 446 655 – Expansion via custom 600 microelectronics acquisition 210 from Microsemi 500 – Investment in trusted 400 73 microelectronics 300 163 209 • Modules/Subassemblies: 200 – Down from 52% of revenue in 100 FY14 to 28% in FY19 as shift towards subsystems 0 FY14 Increase by Product Type FY19 • Subsystems: Modules & Integrated Subassemblies – Expansion into $40B Tier 2 RF Subsystems Integrated 181 79 Modules & Subsystems 28% & computing market 38% Subassemblies 289 52% 44% – Subsystems represent 63% of Components Components 22 185 top 30 program lifetime value 10% 28% Notes: Fiscal years ended June 30, FY14-FY19 figures are as reported in the Company’s Form 10-Ks and/or internal Company data. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end user, application and/or product grouping is attained, the categorization of these products can vary over time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. © 2020 Mercury Systems, Inc. 29

Expanding into new markets Revenue and Growth by Market ($M) Radar EW C4I Weapons Other • Continued growth in core 700 446 655 markets 62 600 63 • Expansion into adjacent 500 175 markets and leveraging 400 current capabilities 300 83 209 63 • Additional capabilities drive 200 content expansion 100 • Broader program and 0 customer base FY14 Increase by Market FY19 Other • Vastly larger addressable 114 Radar Other 17% 164 53 25% market 26% Radar Weapons C4I 101 64 9 48% 10% • Consistently driving above 4% EW EW 46 C4I 129 market growth rates 22% 183 20% 28% Notes: Fiscal years ended June 30, FY14-FY19 figures are as reported in the Company’s Form 10-Ks. Weapons revenue is classified within Other Sensor and Effector products which include all Sensor and Effector end markets other than Radar and Electronic Warfare. Percent of total may not equal 100% due to other non-categorized revenue. Numbers are rounded. As additional information related to the Company’s products by end user, application and/or product grouping is attained, the categorization of these products can vary over © 2020 Mercury Systems, Inc. time. When this occurs, the Company reclassifies revenue by end user, application and/or product grouping for prior periods. 30

Taking market share due to significant investments Focused on core markets, technologies and scale Markets C4I and SEMS R&D $362M Trusted and Secure Mission-Critical Capital Technologies and Subsystems $128M Expenditures Acquisition $800M Investment Trusted Domestic Manufacturing and Integration from Chip-scale to Systems Total Investment ~$1.3B Invested $1.3 billion since FY14 driving outsourcing Note: All figures are approximate and reflect the period of FY14-Q3 FY20 using information reported in the Company’s Form 10-Ks, Form 10-Qs and/or recent public announcements. Numbers are rounded. © 2020 Mercury Systems, Inc. 31

LTM Q3 FY20 performance

In $ millions, except percentage and per share data	LTM Q3 FY19[1]	LTM Q3 FY20[1][4]	Change
Bookings	$713.3	$917.0	29%
Book-to-Bill	1.13	1.21	
Backlog	$558.2	$769.8	38%
12-Month Backlog	$367.3	$544.8	
Revenue	$630.6	$756.2	20%
Organic Revenue Growth[2]	16%	11%	
GAAP Net Income	$44.1	$71.3	62%
GAAP EPS	$0.92	$1.32	43%
Adjusted EPS[3]	$1.82	$2.06	13%
Adj. EBITDA[3]	$145.1	$164.5	13%
% of Revenue	23.0%	21.8%	
Operating Cash Flow	$97.2	$112.4	16%
Free Cash Flow[3]	$75.3	$71.8	(5%)

Notes:
(1) LTM figures are based on the trailing four fiscal quarters using information reported in the Company's Form 10-Ks, Form 10-Qs and/or most recent earnings release.
(2) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.
(3) Non-GAAP, see reconciliation table.
(4) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the second quarter of fiscal 2020 are to the quarter ended December 27, 2019, to the third quarter of fiscal 2020 are to the quarter ending March 27, 2020 and to fiscal 2020 are to the fiscal year ending July 3, 2020.

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FY20 annual guidance

In $ millions, except percentage and per share data	FY19[1]	FY20[2][5]	Change
Revenue	$654.7	$785.0 - $795.0	20% - 21%
GAAP Net Income Effective tax rate[3]	$46.8 21.4%	$76.1 - $78.3 16.0%	63% - 67%
GAAP EPS Weighted-average diluted shares outstanding	$0.96 48.5	$1.38 - $1.42 55.1	44% - 48%
Adjusted EPS[4]	$1.84	$2.12 - $2.16	15% - 17%
Adj. EBITDA[4] % of revenue	$145.3 22.2%	$173.0 - $176.0 22.0%-22.1%	19% - 21%

Notes:
(1) FY19 figures are as reported in the Company's earnings release dated July 30, 2019.
(2) The guidance included herein is from the Company's earnings release dated April 28, 2020. Guidance assumes no major supply chain disruptions, extended facility shutdowns or material change in customer behavior or demand. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments, non-recurring financing or COVID related expenses.
(3) The effective tax rate in the guidance included herein excludes discrete items.
(4) Non-GAAP, see reconciliation table.
(5) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the third quarter of fiscal 2020 are to the quarter ended March 27, 2020, and to the fourth quarter and full fiscal 2020 are to the fiscal year ending July 3, 2020.

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Mercury recent acquisition history

Company	Expansion Primary Theme	Closing Date	Purchase Price ($M)	Ending Debt Balance	Funding
LIT	Security	Dec-2015	$ 10	$ 0	Cash on Hand
Microsemi [1]	Weapons, EW, Security	May-2016	$ 300	-	Term Loan Cash on Hand
April 2016 Equity Offering			($ 93)	$ 200	Equity Offering
CES	Platform/Mission, Comm's	Nov-2016	$ 39	$ 190	Cash on Hand
January 2017 Equity Offering			($ 216)	$ 0[2]	Equity Offering
Delta Microwave	EW, Space	Apr-2017	$ 41	$ 0[2]	Cash on Hand
RTL	Platform/Mission	Jul-2017	$ 6	$ 0	Cash on Hand
THEMIS	C2I, Comm's	Feb-2018	$ 180	$ 195	Revolver
GERMANE	C2I, Acoustics	Jul-2018	$ 45	$ 240	Revolver
GECO	Platform/Mission	Jan-2019	$ 37	$ 277	Revolver
ATHENA	Security	Apr-2019	$ 46	$ 325	Revolver
syntonic	EW	Apr-2019			
May 2019 Equity Offering			($ 455)	$ 0[3]	Equity Offering
apc	Platform/Mission, Vectronics	Sep-2019	$ 100	$ 0[4]	Cash on Hand

Total Capital Deployed: $ 804

Source: Company filings, Company investor presentations
[1] Represents carve-out acquisition from Microsemi Corp.
[2] On June 27, 2017, Mercury amended its senior secured credit facility, increasing and extending the revolving credit facility and utilizing the January 2017 equity offering proceeds to repay the remaining principal on the existing term loan.
[3] Reflects repayment of debt with proceeds from the May 2019 common stock offering.
[4] Acquisition of American Panel Corporation completed on September 23, 2019. ~$182M net cash position as of December 27, 2019.

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Committed to maintaining differentiated and attractive financial profile 100% • Operating expense leverage Increase Adj. EBITDA • Program production mix margins • Operational improvements 37% • Full acquisition integration • Alignment with DoD priorities Grow organically at • Increased outsourcing high-single / • Program content expansion low-double digit 12% • Increased market share Supplement • Large pipeline of targets with • Significant financial firepower strategic • Revolver with attractive terms M&A 3% • Identify, execute, integrate Poised to remain in the top 5% © 2020 Mercury Systems, Inc. 35

Strategy and business model delivering financial performance well above industry average Track record of strong organic growth, profitability and strategic M&A Significant investment over last 5 years competitive differentiator Poised for continued organic growth and margin expansion Well positioned for future M&A with strong pipeline and financial flexibility Clear strategy to continue to maintain unique financial profile © 2020 Mercury Systems, Inc. 36

Appendix © 2020 Mercury Systems, Inc.

Balance sheet As of (In $ millions)(1) 3/31/19 6/30/19 9/27/19 12/27/19 3/27/20 ASSETS Cash & cash equivalents $112.5 $257.9 $161.3 $182.0 $407.1 Accounts receivable, net 170.7 176.2 177.5 193.4 214.0 Inventory, net 131.7 137.1 148.5 153.6 161.9 PP&E, net 55.9 60.0 65.9 72.7 78.7 Goodwill and intangibles, net 724.3 768.3 847.4 839.2 831.4 Other(2) 17.3 17.4 73.3 71.7 78.5 TOTAL ASSETS $1,212.4 $1,417.0 $1,473.9 $1,512.6 $1,771.6 LIABILITIES AND S/E AP and accrued expenses(2) $83.1 $86.7 $84.8 $91.3 $109.6 Other liabilities(2) 40.4 45.5 93.7 104.3 112.6 Debt 276.5 - - - 200.0 Total liabilities 400.0 132.2 178.5 195.6 422.2 Stockholders' equity 812.4 1,284.7 1,295.3 1,317.1 1,349.4 TOTAL LIABILITIES AND S/E $1,212.4 $1,417.0 $1,473.9 $1,512.6 $1,771.6 Notes: (1) Rounded amounts used. (2) Effective July 1, 2019, the Company has adopted ASC 842 - Leases using the optional transition method. Prior periods were not changed. As of March 27, 2020, the Company has Right-of-use assets of $61.1 million and total Lease liabilities of $73.8 million, of which $6.8 million is included in Accrued expenses. © 2020 Mercury Systems, Inc. 38

Cash flow summary For the Fiscal Quarters Ended (In $ millions)(1) 3/31/19 6/30/19 9/27/19 12/27/19 3/27/20 Net Income $14.1 $12.8 $19.2 $15.7 $23.6 Depreciation and amortization 11.6 11.6 11.4 12.5 12.7 Termination of interest rate swap - 5.4 - - - Gain on sale of investment - - - - (3.8) Other non-cash items, net 6.3 5.1 6.4 7.6 8.5 Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, and (1.2) (6.0) 2.2 (15.7) (20.7) costs in excess of billings Inventory (4.0) (3.3) 0.4 (5.7) (8.2) Accounts payable and accrued expenses 8.0 2.7 (6.3) 5.8 18.4 Other (8.6) (2.2) (9.0) 11.8 (0.4) (5.8) (9.0) (12.8) (3.8) (10.9) Operating Cash Flow 26.2 26.0 24.3 32.1 30.1 Capital expenditures (7.1) (8.8) (9.6) (11.3) (10.9) Free Cash Flow(2) $19.2 $17.1 $14.7 $20.7 $19.2 Free Cash Flow(2) / Adjusted EBITDA(2) 49% 45% 40% 48% 41% Free Cash Flow(2) / GAAP Net Income 136% 134% 76% 132% 81% Notes: (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table. © 2020 Mercury Systems, Inc. 39

Q3 FY20 vs. Q3 FY19

In $ millions, except percentage and per share data	Q3 FY19	Q3 FY20[3]	Change
Bookings	$189.7	$250.3	32%
Book-to-Bill	1.09	1.20	
Backlog	$558.2	$769.8	38%
12-Month Backlog	367.3	544.8	
Revenue	$174.6	$208.0	19%
Organic Revenue Growth[1]	31%	11%	
Gross Margin	42.3%	44.9%	2.6 pts
Operating Expenses	$51.8	$67.0	29%
Selling, General & Administrative	27.4	34.0	
Research & Development	17.4	25.0	
Amortization/Restructuring/Acquisition	6.9	8.0	
GAAP Net Income	$14.1	$23.6	67%
Effective Tax Rate	27.5%	18.5%	
GAAP EPS	$0.29	$0.43	48%
Weighted Average Diluted Shares	48.0	55.1	
Adjusted EPS[2]	$0.49	$0.60	22%
Adj. EBITDA[2]	$38.8	$47.1	21%
% of revenue	22.2%	22.6%	
Operating Cash Flow	$26.2	$30.1	15%
Free Cash Flow[2]	$19.2	$19.2	-
% of Adjusted EBITDA	49%	41%	

Notes:
(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.
(2) Non-GAAP, see reconciliation table.
(3) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the third quarter of fiscal 2020 are to the quarter ended March 27, 2020, and to the fourth quarter and full fiscal 2020 are to the fiscal year ending July 3, 2020.

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Q4 FY20 guidance

In $ millions, except percentage and per share data	Q4 FY19[1]	Q4 FY20[2][5]	Change
Revenue	$177.0	$205.8 - $215.8	16% - 22%
GAAP Net Income Effective tax rate[3]	$12.8 (1.7)%	$17.6 - $19.8 26.0%	37% - 55%
GAAP EPS Weighted-average diluted shares outstanding	$0.25 50.7	$0.32 - $0.36 55.2	28% - 44%
Adjusted EPS[4]	$0.48	$0.54 - $0.58	13% - 21%
Adj. EBITDA[4] % of revenue	$37.9 21.4%	$46.4 - $49.4 22.5%-22.9%	22% - 30%

Notes:
(1) Q4 FY19 figures are as reported in the Company's earnings release dated July 30, 2019.
(2) The guidance included herein is from the Company's earnings release dated April 28, 2020. Guidance assumes no major supply chain disruptions, extended facility shutdowns or material change in customer behavior or demand. For purposes of modeling and guidance, we have assumed no incremental restructuring, acquisition, other non-operating adjustments, non-recurring financing or COVID-related expenses.
(3) The effective tax rate in the guidance included herein excludes discrete items.
(4) Non-GAAP, see reconciliation table.
(5) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day of June. All references in this presentation to the third quarter of fiscal 2020 are to the quarter ended March 27, 2020, and to the fourth quarter and full fiscal 2020 are to the fiscal year ending July 3, 2020.

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Adjusted EPS reconciliation

					Q4 FY20[2][6]		FY20[2][6]	
(In thousands, except per share data)	Q3 FY19	Q3 FY20	LTM Q3 FY19	LTM Q3 FY20	Low	High	Low	High
Earnings per share[1]	$ 0.29	$ 0.43	$ 0.92	$ 1.32	$ 0.32	$ 0.36	$ 1.38	$ 1.42
Net Income	$ 14,109	$ 23,565	$ 44,072	$ 71,292	$ 17,600	$ 19,800	$ 76,100	$ 78,300
Other non-operating adjustments, net[3]	$ (502)	(3,138)	(152)	(2,867)	-	-	(3,400)	(3,400)
Amortization of intangible assets	6,786	7,848	28,342	29,867	7,800	7,800	30,600	30,600
Restructuring and other charges	46	66	1,940	1,802	-	-	1,800	1,800
Impairment of long-lived assets	-	-	-	-	-	-	-	-
Acquisition and financing costs	787	891	3,391	12,045	700	700	5,700	5,700
Fair value adjustments from purchase accounting	93	600	1,573	1,200	600	600	1,800	1,800
Litigation and settlement expense, net	146	174	325	648	-	-	600	600
COVID related expenses[4]	-	397	-	397	-	-	400	400
Stock-based and other non-cash compensation expense	4,914	6,917	19,304	23,958	7,200	7,200	26,600	26,600
Impact to income taxes[5]	(2,722)	(4,048)	(11,513)	(27,079)	(4,200)	(4,200)	(23,500)	(23,500)
Adjusted income	$ 23,657	$ 33,272	$ 87,282	$ 111,263	$ 29,700	$ 31,900	$ 116,700	$ 118,900
Adjusted earnings per share[1]	$ 0.49	$ 0.60	$ 1.82	$ 2.06	$ 0.54	$ 0.58	$ 2.12	$ 2.16
Weighted-average shares outstanding:								
Basic	47,258	54,603						
Diluted	47,958	55,127			55,200	55,200	55,100	55,100

Notes:

(1) Per share information is presented on a fully diluted basis.

(2) Rounded amounts used.

(3) Effective as of the third quarter of fiscal 2020, the Company has revised its definition of adjusted income and adjusted earnings per share to incorporate other non-operating adjustments, which includes gains or losses on foreign currency remeasurement, investments and fixed asset sales or disposals among other adjustments. Adjusted EPS for prior periods has been recast for comparative purposes.

(4) Effective as of the third quarter of fiscal 2020, the Company has added back incremental COVID related expenses.

(5) Impact to income taxes is calculated by recasting income before income taxes to include the add-backs involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the add-backs.

(6) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this presentation to the third quarter of fiscal 2020 are to the quarter ended March 27, 2020, and to the fourth quarter and full fiscal 2020 are to the fiscal year ending July 3, 2020.

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Adjusted EBITDA reconciliation

					Q4 FY20[2][3]		FY20[2][3]	
(In thousands)	Q3 FY19	Q3 FY20	LTM Q3 FY19	LTM Q3 FY20	Low	High	Low	High
Net Income	$ 14,109	$ 23,565	$ 44,072	$ 71,292	$ 17,600	$ 19,800	$ 76,100	$ 78,300
Other non-operating adjustments, net[1]	(502)	(3,138)	(152)	(2,867)	-	-	(3,400)	(3,400)
Interest expense (income), net	2,268	(400)	8,317	397	1,100	1,100	(800)	(800)
Income tax provision	5,357	5,363	19,496	(308)	6,100	6,900	14,600	15,400
Depreciation	4,790	4,803	18,445	8,238	5,300	5,300	19,000	19,000
Amortization of intangible assets	6,786	7,848	28,342	18,274	7,800	7,800	30,600	30,600
Restructuring and other charges	46	66	1,940	29,867	-	-	1,800	1,800
Impairment of long-lived assets	-	-	-	1,802	-	-	-	-
Acquisition and financing costs	787	891	3,391	-	700	700	5,700	5,700
Fair value adjustments from purchase accounting	93	600	1,573	12,045	600	600	1,800	1,800
Litigation and settlement expense, net	146	174	325	1,200	-	-	600	600
COVID related expenses[4]	-	397	-	-	-	-	400	400
Stock-based and other non-cash compensation expense	4,914	6,917	-	648	7,200	7,200	26,600	26,600
Adjusted EBITDA	$ 38,794	$ 47,086	$ 145,053	$ 164,546	$ 46,400	$ 49,400	$ 173,000	$ 176,000

Notes:

(1) As of July 1, 2018, the Company has revised its definition of adjusted EBITDA to incorporate other non-operating adjustments, net, which includes gains or losses on foreign currency remeasurement, investments and fixed asset sales or disposals among other adjustments.

(2) Rounded amounts used.

(3) Effective as of July 1, 2019, the Company's fiscal year has changed to the 52-week or 53-week period ending on the Friday closest to the last day in June. All references in this presentation to the third quarter of fiscal 2020 are to the quarter ended March 27, 2020, and to the fourth quarter and full fiscal 2020 are to the fiscal year ending July 3, 2020.

(4) Effective as of the third quarter of fiscal 2020, the Company has added back incremental COVID related expenses.

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Free cash flow reconciliation (In thousands) Q3 FY19 Q3 FY20 LTM Q3 FY19 LTM Q3 FY20 Cash provided by operating activities $ 26,218 $ 30,082 $ 97,189 $ 112,429 Purchases of property and equipment (7,060) (10,869) (21,901) (40,617) Free cash flow $ 19,158 $ 19,213 $ 75,288 $ 71,812 © 2020 Mercury Systems, Inc. 44

Organic revenue reconciliation (In thousands) Q3 FY19 Q3 FY20 LTM Q3 FY19 LTM Q3 FY20 Organic revenue(1) $ 172,159 $ 191,473 $ 619,177 $ 685,658 Acquired revenue 2,477 16,543 11,471 70,538 Net revenues $ 174,636 $ 208,016 $ 630,648 $ 756,196 Notes: (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. © 2020 Mercury Systems, Inc. 45

Glossary

AEGIS	Aegis Ballistic Missile Defense System	**EO/IR**	Electro-optical / Infrared	**NTCD**	Non-traditional Defense Contractor
AESA	Active Electronically Scanned Array	**EP**	Electronic Protection	**O&M**	Operations & Maintenance
AMC	Advanced Microelectronics Center	**ES**	Electronic Support	**OpenVPX**	System-level specification for VPX, initiated by Mercury
BCA	Budget Control Act	**EW**	Electronic Warfare	**OTA**	Other Transaction Authority
C2I	Command, Control, Intelligence	**FMS**	Foreign Military Sales	**PBR**	President's Budget Request
C3I	Command, Control, Communications, Intelligence	**FPGA**	Field Programmable Gate Array	**PGK**	Precision Guidance Kit
C4ISR	Command, Control, Communications, Computers, Intelligence, Surveillance, Reconnaissance	**GAM**	Global Account Manager	**RF**	Radio Frequency
CDS	Common Display System	**GPU**	Graphics Processing Unit	**RoW**	Rest of World
COTS	Commercial off-the Shelf	**HEL**	High Energy Laser	**SEMS**	Sensor and Effector Mission Systems
CPS	Common Processing System	**HPM**	High Power Microwave	**SEWIP**	Surface Electronic Warfare Improvement Program
CPU	Central Processing Unit	**IMA**	Integrated Microwave Assembly	**SIGINT**	Signals Intelligence
DAL	Design Assurance Level	**IRAD**	Internal Research And Development	**SM**	Standard Missile
DFARS	Defense Federal Acquisition Regulation Supplement	**JLTV**	Joint Light Tactical Vehicle	**SSEE**	Ship's Signal Exploitation Equipment
DMEA	Defense Microelectronics Activity	**LRU**	Line Replaceable Unit	**SWaP**	Size Weight and Power
DRFM	Digital Radio Frequency Memory	**LTAMDS**	Lower Tier Air and Missile Defense Sensor	**UAM**	Urban Air Mobility
EA	Electronic Attack	**MALD**	Miniature Air Launched Decoy	**UAV**	Unmanned Aerial Vehicle
EDM	Engineering Data Management	**MMA**	Multimission Maritime Aircraft	**USMO**	US Manufacturing Operations
EM	Electromagnetic	**MRTT**	Multi Role Tanker Transport	**WIN-T**	Warfighter Information Network-Tactical

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